UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INVESTORS CAPITAL HOLDINGS, LTD. (Name of Registrant as Specified In Its Charter)

     _____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2008 Annual Meeting and Proxy Statement

July 8, 2008

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Tuesday, August 12, 2008, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

     On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

Theodore E. Charles Chairman of the Board and Chief Executive Officer

INVESTORS CAPITAL HOLDINGS, LTD. 230 Broadway East Lynnfield, Massachusetts 01940

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, AUGUST 12, 2008

July 8, 2008

To the Stockholders:

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time on Tuesday, August 12, 2008 at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts for the following purposes:

*	To elect five directors, each to serve for a term of one year or until their successors are elected and qualified;

*	To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2009; and

*	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only holders of common stock of record as of the close of business on June 30, 2008 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

     Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

Steven C. Preskenis, Esq. Secretary

PROXY STATEMENT

General

     This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Corporation, Ltd., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, August 12, 2008 at 10:00 a.m. local time at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

     Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on June 30, 2008 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of the Record Date, there were 6,535,248 shares of common stock outstanding.

Voting and Proxy Procedures

     Each stockholder is entitled to cast one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder’s shares will be voted FOR each of the nominees for director, and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting. Votes will be counted manually.

     Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about July 8, 2008. A copy of the Company's Annual Report to Shareholders for the year ended March 31, 2008, which includes the Company’s Annual Report on Form 10-K for said fiscal year (the “Form 10-K”), is included with and, as to those portions thereof to which reference is made herein-below, as part of this Proxy Statement.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Broadridge Financial Solutions, Inc. to assist us in the distribution of proxies, for which a fee will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

PROPOSAL 1. ELECTION OF DIRECTORS

     Five directors are to be elected at the Meeting to hold office until the next annual stockholders meeting or until their successors have been duly elected and qualified. It is the intention of the proposed proxies named in the accompanying Proxy Card to vote FOR the election of the following 5 persons as directors of the Company, unless authority to do so is withheld: William J. Atherton, Theodore E. Charles, Timothy B. Murphy, Robert Martin and Arthur Stickney. The nominees, all of whom currently are directors of the Company, have consented to being nominated and named herein and to serving as directors if elected at the Meeting. In the event that any of these nominees for director should become unavailable for election for any presently unforeseen reason, the proposed proxies named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

     Pursuant to the Bylaws of the Company, the number of Directors is currently set at five, and may be adjusted from time to time by vote of the Board of Directors. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are appointed by, and serve at the pleasure of, the Board of Directors.

     Director and Nominee Backgrounds. Information as of June 19, 2008 concerning each director and Board nominee for election as a director is presented in Part III, Item 10. Directors, Executive Officers and Corporate Governance – “Directors and Executive Officers” of the Form 10-K including name, age, period of service as director, business experience and directorships in certain other companies.

     Director Independence. Information regarding director independence is contained in Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence – “Independent Directors and their Committees” of the Form 10-K.

     Audit Committee. Information concerning the Audit Committee of the Board of Directors is set forth in Part III, Item 10. Directors, Executive Officers and Corporate Governance – “Audit Committee” of the Form 10-K including its charter and members and the Audit Committee Report.

     Transactions with Related Person. Information concerning transactions between the Company and the Chief Executive Officer is set forth in Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence of the Form 10-K.

     Beneficial Ownership of Securities. Information as of July 1, 2008 concerning the named executive officers, directors, nominees, and major stockholders of the Company are set forth in Part III, Item 12. Security Ownership of Certain Beneficial Owners and Managers and Related Stockholder Matters of the Form 10-K including: name, address and beneficial ownership of the Company’s Common Stock and options to acquire such stock, both in number of shares and as percent of class (such information being the same as therein indicated to be as of June 19, 2008).

     Reporting of Beneficial Ownership. Information concerning compliance by directors, officers and major stockholders of the Company with Section 16(a) of the Exchange Act, which requires reporting of information regarding their beneficial ownership of Company securities, is set forth in Part III, Item 10. Directors, Executive Officers and Corporate Governance – “Compliance with Section 16(a) of the Exchange Act” of the Form 10-K.

     Executive and Director Compensation. Information concerning executive and director compensation arrangements is set forth in Part III, Item 11. Executive Compensation of the Form 10-K, including compensation, employment agreements and outstanding equity awards of the Named Executive Officers, and compensation of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of UHY, LLP (“UHY”) to serve as our independent public accountants for the fiscal year ending March 31, 2009. UHY served as our independent public accountants for fiscal 2008 and is considered to be well qualified by our management. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the appointment of UHY, the Board of Directors may reconsider the appointment. Further, whether or not stockholder approval is given, the Audit Committee in its discretion may appoint another independent registered public accounting firm at any time during the year if the Committee believes that such a change would be in the best interest of the Company and its stockholders. No representatives of UHY are expected to attend the Meeting.

     Information regarding the Company’s relationship with its independent public accountant is set forth in Part III, Item 14. Principal Accountant Fees and Services of the Form 10-K including: (i) fees paid for services provided by said accountant during the last 2 fiscal years, (ii) Audit Committee pre-approval policies and procedures for engaging accounting services, (iii) procedures for engaging accounting services without such pre-approval, and (iv) the percentage of independent public accountant fees (other than Audit Fees) that were incurred during the last 2 fiscal years in conformity with said non pre-approval procedures.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF UHY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

ANNUAL REPORT TO STOCKHOLDERS / FORM 10-K

     The Company's Annual Report to its stockholders for the fiscal year ended March 31, 2008 (which includes a reproduction of the Form 10-K, as filed with the SECURITIES AND EXCHANGE COMMISSION) is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the Company's Form 10-K (excluding exhibits), as filed with the SEC, may be obtained at no cost by writing to the Corporate Secretary, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. Additional copies of exhibits listed in the Form 10-K are available upon written request to the Corporate Secretary at a nominal charge to cover printing and mailing. The Form 10-K also may be accessed on the internet at http://www.investorscapital.com and at http:/www.sec.gov.

PROPOSALS FOR NEXT ANNUAL MEETING

     No person who intends to present a proposal for action at the 2009 annual stockholders meeting of the Company may seek to have the proposal included in the Board of Directors’ proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, (b) has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under applicable state law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the Board of Directors’ proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 11, 2009. However, if the date of such meeting is changed by more than 30 calendar days from August 12, 2009, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     A person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the rules of the Securities and Exchange Commission (the “SEC”) relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

     The Company will be permitted to vote proxies in its discretion on any proposal properly coming before the Company's 2009 annual meeting of stockholders if the Company:

  does not receive notice of the proposal on or before May 25, 2009, or receives notice of the proposal no later than May 25, 2009 and advises stockholders in its proxy statement about the nature of the matter and how the Company intends to exercise its discretion to vote on such matter, all except as otherwise provided by applicable SEC rules.

     Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's Secretary, Steven C. Preskenis, Esq., Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, MA 01940.

By order of the Board of Directors,

Theodore E. Charles Chairman of the Board and Chief Executive Officer